Exhibit 99.1
Barclays CEO Energy-Power Conference September 2011

1 Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations. We do not undertake to update our forward-looking statements. Factors that could affect our results include, but are not limited to: price volatility and demand, particularly in higher margin products; geologic, equipment and operational risks associated with mining; changes in general economic conditions, including coal, power and steel market conditions; coal mining laws and regulations; the availability and costs of competing energy resources; legislative and regulatory developments; risks associated with environmental laws and compliance, including selenium-related matters; developments in greenhouse gas emission regulation and treatment; negotiation of labor contracts, labor availability and relations; the outcome of pending or future litigation; changes in the costs to provide healthcare to eligible active employees and certain retirees under postretirement benefit obligations; increases to contribution requirements to multi-employer retiree healthcare and pension funds; reductions of purchases or deferral of shipments by major customers; availability and costs of credit; customer performance and credit risks; inflationary trends; worldwide economic and political conditions; downturns in consumer and company spending; supplier and contract miner performance and the availability and cost of key equipment and commodities; availability and costs of transportation; the Company's ability to replace coal reserves; the outcome of commercial negotiations involving sales contracts or other transactions; our ability to respond to changing customer preferences; failure to comply with debt covenants; the effects of mergers, acquisitions and divestitures; and weather patterns affecting energy demand or disrupting coal supply. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company's Form 10-K and Form 10-Q reports. Statement on Forward-Looking Information

Why Coal? Strong demand Power for an energy- hungry world Steel for developing countries Commodity scarcity Worldwide supply challenges 2

Why PCX? Strategy - Focus on growth markets Expand metallurgical coal production Increase exports - both met and thermal Leverage to the market Legacy customer contract roll-off Met Build-Out to 11 million tons annually Culture Strong safety program & environmental stewardship Disciplined approach, focused on planning and execution Future growth Organic - strong reserve base M&A - bolt-on and transformational Product & transportation flexibility 3

4 The Dynamic Global Coal Markets

Strong Global Seaborne Coal Demand Thermal Metallurgical Sustainable seaborne demand, led by Asia Source: McCloskey 5 +36% Increase +55% Increase Million tonnes Million tonnes

6 Drivers of Global Coal Demand Global met & thermal coal demand driven by China & India Million tonnes +18% Increase Asian Seaborne Demand

7 Why Global Coal Supply is Constrained Global supply constraints are tightening markets

8 Increasing U.S. Coal Exports U.S. coal exports to approximate 100 million tons in 2011

Adequate U.S. Port Capacity Infrastructure adequate to handle expected exports Tons (Millions) 9 Total Nameplate Capacity 131 MT 2010 Tons Shipped 81 MT

Cross-State Air Pollution Rule Impact of the Rule: Requires utilities to reduce SO2 and NOx emissions in 28 eastern states Effective January 1, 2012 Allows little time for utilities to install scrubbers on uncontrolled coal-fueled units As a result, utilities are expected to burn more natural gas and less coal Patriot's response: Continue to focus on scrubbed U.S. plants for thermal coal sales Increase metallurgical production Expand exports of both thermal and met coal Patriot's response is to increase met & exports 10

Market Recap Metallurgical Strong seaborne market China is expected to be a net importer of 30+ million tonnes of met coal in 2011 Very little new global supply in the intermediate term Prices remain strong Most recent Australian benchmark price slightly lower Met market expected to remain strong Sustainable thermal exports 11 Thermal Opportunities in seaborne market China is expected to be a net importer of up to 100 million tonnes of thermal coal in 2011 Very little new global supply in the intermediate term Less global reliance on nuclear power, and more on fossil fuels and renewables Increasing regulation of U.S. coal-fueled plants

12 How PCX Will Participate in Dynamic Coal Markets

13 Patriot's Growth Cycle

14 1.9 billion tons of proven and probable reserves Multiple basins, mining operations & shipping options Leading producer of metallurgical coal Highest Btu basins - CAPP, NAPP, ILB Strong safety culture Significant leverage to rising prices Meaningful EBITDA upside in 2012 & 2013 from expiration of legacy contracts Project pipeline to capitalize on opportunities Organic metallurgical coal growth New mines in 2011 & 2012 Targeting more than 11.0 million tons production by 2013 Proven M&A track record PCX - Strength & Potential EXPANDING REVENUES AND CASH FLOW ORGANIC GROWTH AND M&A FOUNDATION OF STRENGTH & POTENTIAL

15 Product Diversification APP CAPP thermal NAPP ILB ILB Underground Surface Diverse locations, products & mining methods Significant met & thermal coal exports Domestic Export Met Mining Method 1H'11 Tons Sold 16.1 Million Tons Reserves 1.9 Billion Tons 1H'11 Shipments

16 Advantage of Diversity Multiple Basins & Coal Qualities: Northern Appalachia Thermal Federal Central Appalachia Metallurgical Kanawha Eagle Paint Creek/Winchester Panther Rocklick Wells Central Appalachia Thermal Big Mountain Blue Creek Campbell's Creek Corridor G Logan County Illinois Basin Thermal Bluegrass Dodge Hill Highland Multiple quality & transportation options Transportation Optionality: Rail Barge East Coast & Gulf exports

17 Tons (millions) Significant leverage to higher pricing in 2012 Leverage to Higher Pricing in 2012 Priced Business Current Market Metallurgical $151 TBD Appalachia Thermal 64 $65 - $85 Illinois Basin 49 45 - 60

18 Tons (millions) Significant unpriced volumes in 2013 Leverage to Higher Pricing in 2013 Priced Business Current Market Metallurgical NA TBD Appalachia Thermal $59 $70 - $85 Illinois Basin 50 50 - 60 Includes the re-pricing of a legacy contract expiring in 2012

19 Opening new met mines to meet rising worldwide demand Million Tons of Production Patriot Met Build-Out Program Percent of Production

Patriot's Increasing Exports 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Million Tons Expect double-digit exports in 2012 +170% increase 20

Appalachia Production Costs Higher cost per ton across the industry 21 Cost per Ton $2.00 $2.50 $2.00 $1.50 $2.00 $60.00 $70.00

22 Financial Metrics EBITDA (in Millions) 124% increase 28% increase EBITDA per ton Steady improvement in EBITDA and EBITDA per ton

Focus on 2013 and Beyond Significantly higher earnings & cash flows Approximately $150 million incremental EBITDA from the roll-off of legacy customer contracts Margin on approximately 3 million additional tons of met coal compared with 2011 Significantly enhanced earnings profile in 2013 and beyond 23

Contact: Janine Orf Vice President - Investor Relations 314.275.3680 jorf@patriotcoal.com FINANCIAL COMMUNITY PRESENTATION September 2011 Barclays CEO Energy-Power Conference

25 Reconciliation of EBITDA to Net Income (Loss) ($ in Millions) 2009 2010 1H'11 EBITDA $110.7 $141.9 $118.8 Depreciation, Depletion & Amortization (205.3) (188.1) (91.1) Sales Contract Accretion, net 298.6 121.5 34.4 Asset Retirement Obligation Expense (35.1) (63.0) (49.6) Restructuring & Impairment Charge (20.2) (15.2) (0.3) Interest Expense & Other (38.1) (57.4) (39.4) Interest Income 16.6 12.8 0.1 Income Tax Provision - (0.5) (0.6) Net Income (Loss) $127.2 $(48.0) $(27.7)